Exhibit B-21(a)

Form No. 5


                               BERMUDA
                       THE COMPANIES ACT 1981
                      CERTIFICATE OF DEPOSIT OF
                      MEMORANDUM OF ASSOCIATION
                 AND CONSENT GRANTED BY THE MINISTER

         THIS IS TO CERTIFY that a Memorandum of Association
                                 of
                  Entergy Power Edesur Holding Ltd.

and the consent granted by the Minister under section 6(1 ) of the Act was delivered to the Office of the Registrar of Companies on the 19th day of December, 1995 in accordance with the provisions of section 14(2) of the Act.


                                        IN WITNESS WHEREOF I have
                                        hereto set my hand this 21 st day of
                                        December, 1995

                                        for REGISTRAR OF COMPANIES

Minimum Capital of the Company:      US$ 12.000.00
Authorized Capital of the Company:   US$ 12.000 00

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FORM NO. 6                                         Registration No. EC21462


                                Bermuda
                    CERTIFICATE OF INCORPORATION

I hereby in accordance with the provisions of section 14 of the Companies Act 1981, of Bermuda issue this Certificate of Incorporation and do certify that on the 19th day of December 1995


                   Entergy Power Edesur Holding Ltd.

was registered by me in the Register maintained by me under the provisions of the said section and that the status of the said company is that of an exempted company.

Given under my hand this 21st day of December 1995.


                                                 for REGISTRAR OF COMPANIES

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                              APOSTILLE
              (Convention de La Haye du 5 Octobre 1961)

1.   Country: United Kingdom in respect of Bermuda

     This Public Document

2.   Has been signed By Pamela Adams

3.   Acting in the capacity of Acting Registrar of Companies

4.   Bears the seal/stamp Registrar of Companies, Bermuda
     Certified

5.   At Bermuda           6. On 15th April, 1996

7. By the Governor and Commander-in-Chief of the Bermudas or Somers Islands or any member of his staff, signing on his behalf and using his official seal.

8.   Number:   9261

9.   Seal 10.


                                   Signature:


                                   Jennifer M. Ratteray
                                   For Governor and
                                   Commander-in-Chief

                               BERMUDA

                         MlNISTRY OF FINANCE

THIS IS TO CERTIFY that the attached documents lettered A,B,C,D and E are true copies of the public documents of Entergy Power Edesur Holding Ltd. a Company incorporated in the Islands of Bermuda, consisting of respectively -

A)   a Memorandum of Association of Company Limited by Shares

B)   a Second Schedule to The Companies Act 1981

C)   a Consent pursuant to Section 6(1)

D) a Certificate of Deposit of Memorandum of Association and Consent Granted By the Minister

E)   a Certificate of Incorporation


                              IN WITNESS WHEREOF I have set
                              my hand and affix the Official Seal of
                              the REGISTRAR OF COMPANIES
                              this 15th day of April, 1996.


                              for REGISTRAR OF COMPANIES

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FORM NO. 2


                               BERMUDA

                       THE COMPANIES ACT 1981
                    MEMORANDUM OF ASSOCIATION OF
                      COMPANY LIMITED BY SHARES
                       (Section 7(1) and (2))

                      MEMORANDUM OF ASSOCIATION
                                 OF

                  Entergy Power Edesur Holding Ltd.
             (hereinafter referred to as "the Company")

1. The liability of the members of the Company is limited to the amount (if any) for the time being unpaid on the shares respectively held by them.

2.   We, the undersigned, namely,

NAME             ADDRESS             BERMUDAN     NATIONALITY     NUMBER OF
                                     STATUS                       SHARES
                                     (Yes/No)                     SUBSCRIBED

C.F.A. Cooper    Clarendon House       Yes         British           One
                 2 Church Street
                 Hamilton, Bermuda

D.H. Malcolm     Clarendon House        No         British           One
                 2 Church Street
                 Hamilton, Bermuda

E.S. Mortimer    Clarendon House       Yes         British           One
                 2 Church Street
                 Hamilton, Bermuda

do hereby respectively agree to take such number of shares of the Company as may be allotted to us respectively by the provisional directors of the Company, not exceeding the number of shares for which we have respectively subscribed, and to satisfy such calls as may be made by the directors, provisional directors or promoters of the Company in respect of the shares allotted to us respectively.


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3.   The Company is to be an exempted Company as defined by the Companies Act
     1981.

4. The Company has power to hold land situated in Bermuda not exceeding in all, including the following parcels

     N/A

5. The authorized share capital of the Company is US$12,000.00 divided into shares of US$1.00 each. The minimum subscribed share capital of the Company is US$12,000.00.

6.   The objects for which the Company is formed and incorporated are -

     1. as set out in paragraphs (b) to (n) and (p) to (u) inclusive of the Second Schedule to the Act.

7.   Powers of the Company

     1. The Company shall, pursuant to the Section 42 of the Companies Act 1981, have the power to issue preference shares which are, at the option of the holder, liable to be redeemed.

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Signed by each subscriber in the presence of at least one witness attesting the signature thereof -



-------------------------------------        ---------------------------------
          (Subscribers)                                 (Witnesses)


SUBSCRIBED this 13th day of December, 1995.